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                                                     Exhibit (10)-30
                                                     Commonwealth Edison Company
                                                     Form 10-K File No. 1-1839

                                AMENDMENT NO. 1
                                      TO
                              COMMONWEALTH EDISON
                          EXCESS BENEFIT SAVINGS PLAN
                          ---------------------------


          WHEREAS, Commonwealth Edison Company, an Illinois corporation (the "Company"), has heretofore adopted and maintains a non-qualified deferred compensation plan intended to provide benefits that would have been provided under the Commonwealth Edison Employee Savings and Investment Plan (the "ESIP") but for certain limits imposed by the Internal Revenue Code, designated the Commonwealth Edison Excess Benefit Savings Plan (the "Plan");

          WHEREAS, the ESIP was amended and restated, effective January 1, 1995; and

          WHEREAS, the Company desires to amend the Plan to reflect certain changes in the ESIP definitions made by such amendment and restatement and to provide additional deferrals equal to the amount that would have been credited to a Participant's Before-Tax Contributions Accounts pursuant to
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Section 8.1(f) the ESIP on account of dividends distributed to such Participant but for the Dollar Limit or the Before-Tax Contribution Limit.

          NOW, THEREFORE, pursuant to the power of amendment contained in
Section 8 of the Plan, the Plan is hereby amended, effective as of January 1, 1995, as follows:

      1. All references in the Plan to the term "Compensation Conversion Account" shall be amended to the term "Before-Tax Contributions Account."

      2.  Sections 2(a), (b), (c) and (d) are amended to read as follows:

      (a) The third sentence of subdivision (10) of Article 2 of the ESIP, relating to the Compensation Limit;

      (b) Section 4.2 of the ESIP, relating to the dollar limit;

      (c) Section 4.4 of the ESIP, relating to the Before-Tax Contribution Limit and the Matching Contribution Limit; and

      (d) Section 7.4 relating to the Section 415 limit.

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      3.  Section 2 is further amended by substituting "Section 4.1" for
"Section 4.2" in each place where the latter term appears therein.

      4. Section 2 is further amended by adding the following new sentence after the second sentence thereof:

          Each such election shall be deemed to authorize the Participant's compensation by an amount equal to the amount that would have been credited to the Participant's Before-Tax Contributions Account pursuant to the deemed election contained in the fourth sentence of
          Section 3.2 of the ESIP (providing for additional Before-Tax Contributions equal to dividends distributed to the Participant pursuant to Section 8.1(f) of the ESIP) but for the provisions described in clauses (a), (b), (c) and (d) of the preceding sentence.


      5. Section 3 is amended by substituting "Section 7.3(a)" for "Section 4.3" each time the latter term appears therein.

      6. Section 7 is amended by substituting "Section 8.5" for "Section 7.6" appearing in the last sentence thereof.

      7. Section 10 is amended by substituting "Article II" for "Article IX" appearing therein.

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      8.  Section 14 is amended by substituting the terms "Sections 11.4 and
11.5" and "Section 14.7" for the terms "Section 10.5" and "Section 10.6," respectively, appearing therein.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers on this 24th day of May, 1995.


                                      COMMONWEALTH EDISON COMPANY

                                      By: James J. O'Connor
                                          -------------------------------------
                                      Title: Chairman
                                             ----------------------------------

ATTEST:

David A. Scholz
--------------------------------------
Title: Secretary
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